Exhibit 10.21

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 13th day of September, 2007, by and among ELIXIR PHARMACEUTICALS, INC. (“Borrower”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation and HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership (collectively, the “Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of November 21, 2006 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Lender has agreed to extend and make available to Borrower certain advances of money.

B. Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENTS.

SECTION 2.1. The following is appended to Section 2.1:

Notwithstanding any foregoing terms to the contrary, the date by which the Milestone Event is required to occur, and by which Borrower may request a Tranche B Advance, is extended from June 30, 2007 to September 19, 2007. Any such Tranche B Advance remains subject to the other terms and conditions of this Agreement.

2. AMENDMENT CHARGE

Borrower agrees to pay a $12,500 amendment charge to Lender for entering into this Amendment and Borrower’s ability to draw under Tranche B is contingent upon payment of such charge.

3. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents and the updates to the Disclosure Schedules attached hereto as Annex A are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Lender on the date hereof remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e) this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

5.1 Amendment. Borrower and Lender shall have duly executed and delivered this Amendment to Lender.

5.2 Payment of Amendment Charge. Borrower shall have paid to Lender the amendment charge referenced in Section 2 of this Amendment.

6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

7. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Lender with respect to Borrower shall remain in full force and effect.

8. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

ELIXIR PHARMACEUTICALS, INC.

By:	/s/ William K. Heiden
Name:	William K. Heiden
Title:	President and CEO

LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

LENDER:

HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership

By:	Hercules Technology SBIC Management, LLC,
its General Partner

By:	Hercules Technology Growth Capital, Inc., its Manager

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

Annex A

Updates to the Disclosure Schedules

Updated Schedule 5.13

Employee Loans

1.	Promissory Note from William Heiden to Elixir Pharmaceuticals, Inc. dated September 17, 2004 in the amount of $400,000. Elixir has forgiven $266,667 of the total amount and $133,333 remains due.

2.	Promissory Note from a former executive of Elixir Pharmaceuticals, Inc. in the amount of $700,000. This note is currently not being repaid and thus Borrower has reserved against the entire amount.

3.	From time to time Borrower makes advances in immaterial amounts to its employees to cover small business expenses.

Updated Schedule 5.14

Authorized Capital Stock

The authorized capital stock of the Corporation consists of (i) 200,000,000 shares of common stock, $0.001 par value per share (the “Common Stock”), 8,669,791 of which are issued and outstanding and (ii) 126,065,076 shares of preferred stock, $0.001 par value per share, of which (A) 13,595,558 shares have been designated as Series A Convertible Preferred Stock, 13,479,998 of which are issued and outstanding and 115,560 of which are issuable upon exercise of outstanding warrants, (B) 300,000 shares have been designated as Series A-2 Convertible Preferred Stock, all of which are issued and outstanding, (C) 43,523,745 shares have been designated as Series B Convertible Preferred Stock, all of which are issued or outstanding, (D) 1,000,000 have been designated as Series B-1 Convertible Preferred Stock, all of which are issued and outstanding, (E) 460,933 shares have been designated as Series B-2 Convertible Preferred Stock, all of which are issued and outstanding, (F) 32,184,840 shares have been designated as Series C Convertible Preferred Stock, 31,295,240 of which are issued and outstanding and 889,600 of which are issuable upon exercise of outstanding warrants, and (G) 35,000,000 shares have been designated as Series D Convertible Preferred Stock, 28,030,032 of which are issued or outstanding. The Corporation has reserved an aggregate of 23,406,479 shares of Common Stock for issuance in the future under the Corporation Stock Option Plans.

Stockholders of Record

A revised capitalization table is attached hereto as Annex B and is incorporated by reference into this section in its entirety.

2

Annex B

Capitalization Table

3

UPDATED EXHIBIT D

BORROWER’S PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

Registered Copyrights

None.

Registered Trademarks

Trademark Records By Trademark

Owner	Trademark	Country	Application No.	Registration No	Registration Date	Classes	Status
BRIAFAST
Elixir Pharmaceuticals, Inc.	BRIAFAST	USA	77047378			5	Pending
BRIAGLIDE
Elixir Pharmaceuticals, Inc.	BRIAGLIDE	USA	77047381			5	Pending
BRIAMET
Elixir Pharmaceuticals, Inc.	BRIAMET	USA	77047383			5	Pending
BRIAVANCE
Elixir Pharmaceuticals, Inc.	BRIAVANCE	USA	77047382			5	Pending
E DESIGN
Elixir Pharmaceuticals, Inc.	E DESIGN	USA	78203665	2,844,776	May 25 2004	42	Registered
Elixir Pharmaceuticals, Inc.	E DESIGN	Canada	1,184,377			5	Pending
Elixir Pharmaceuticals, Inc.	E DESIGN	CTM	003258861	003258861	Apr 11 2005	5,35,42	Registered
Elixir Pharmaceuticals, Inc.	E DESIGN	Australia	961799	961,799	Jul 15 2003	5,42	Registered
ELIXIR PHARMACEUTICALS
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	USA	78203638	2,864,893	Jul 20 2004	42	Registered

Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	Argentina	2,664,641			5	Pending
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	Brazil	827,219,598			5	Pending
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	China	4,551,353			5	Pending
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	Hong Kong	300378487	300378487	Mar 2 2005	5	Registered
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	India	1342455			5	Pending
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	New Zealand	726,041	726,041	Sep 8 2005	5	Registered
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	Norway	2005/01849	234,380	Aug 17 2006	5	Registered
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	USA	78203617			5	Pending
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	CTM	003258829	003258829	Nov 7 2005	5,35,42	Registered
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	Australia	1,042,330			5,42	Pending
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS	Canada	1,184,375			5,42	Pending
ELIXIR PHARMACEUTICALS & E des
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS & E des	USA	78203655	2,871,472	Aug 10 2004	42	Registered
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS & E des	Japan	2006-64861			5	Pending

2

Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS & E des	Mexico	822180			5	Pending
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS & E des	Switzerland		535,365		5	Registered
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS & E des	USA	78203628			5	Pending
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS & E des	CTM	003258845	003258845	Sep 26 2005	5,35,42	Registered
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS & E des	Australia	961800	961,800	Jul 15 2003	5,42	Registered
Elixir Pharmaceuticals, Inc.	ELIXIR PHARMACEUTICALS & E des	Canada	1,184,376			5,42	Pending
GLUFAST
Elixir Pharmaceuticals, Inc.	GLUFAST	Brazil	827814631			5	Pending
Elixir Pharmaceuticals, Inc.	GLUFAST	Canada	1,274,820			5	Pending
Elixir Pharmaceuticals, Inc.	GLUFAST	CTM	4662987	4662987	Sep 21 2006	5	Registered
Elixir Pharmaceuticals, Inc.	GLUFAST	Mexico	742959	907644	Oct 31 2005	5	Registered
Elixir Pharmaceuticals, Inc.	GLUFAST	USA	78723450			5	Pending
KIRAGLIDE
Elixir Pharmaceuticals, Inc.	KIRAGLIDE	USA	77035906			5	Pending
KIRAMET

3

Elixir Pharmaceuticals, Inc.	KIRAMET	USA	77035908			5	Pending
KIRAVANCE
Elixir Pharmaceuticals, Inc.	KIRAVANCE	USA	77035907			5	Pending
KIRFAST
Elixir Pharmaceuticals, Inc.	KIRFAST	USA	77035905			5	Pending
NEXAFAST
Elixir Pharmaceuticals, Inc.	NEXAFAST	USA	77047385			5	Pending
NEXAGLIDE
Elixir Pharmaceuticals, Inc.	NEXAGLIDE	USA	77047387			5	Pending
NEXAMET
Elixir Pharmaceuticals, Inc.	NEXAMET	USA	77047390			5	Pending
NEXAVANCE
Elixir Pharmaceuticals, Inc.	NEXAVANCE	USA	77047388			5	Pending
NUTRACENT
Elixir Pharmaceuticals, Inc.	NUTRACENT	Argentina	2664640			5	Pending
Elixir Pharmaceuticals, Inc.	NUTRACENT	Brazil	827,487,452			5	Pending
Elixir Pharmaceuticals, Inc.	NUTRACENT	China	4,551,352			5	Pending
Elixir Pharmaceuticals, Inc.	NUTRACENT	Hong Kong	300378478	300,378,478	Mar 2 2005	5	Registered
Elixir Pharmaceuticals, Inc.	NUTRACENT	India	1,342,456			5	Pending
Elixir Pharmaceuticals, Inc.	NUTRACENT	Mexico	831848			5	Pending
Elixir Pharmaceuticals, Inc.	NUTRACENT	New Zealand	726,042	726,042	Sep 8 2005	5	Registered
Elixir Pharmaceuticals, Inc.	NUTRACENT	Norway	2005/01848	229883	Dec 5 2005	5	Registered

4

Elixir Pharmaceuticals, Inc.	NUTRACENT	Republic of Korea (South)	40-2005- 9459	659476	Apr 21 2006	5	Registered
Elixir Pharmaceuticals, Inc.	NUTRACENT	Singapore	T05/02665G	T05/02665G	Sep 27 2005	5	Registered
Elixir Pharmaceuticals, Inc.	NUTRACENT	Switzerland	2005 629	534,586	Jun 29 2005	5	Registered
Elixir Pharmaceuticals, Inc.	NUTRACENT	Taiwan	094013646	1,179,333	Nov 1 2005	5	Registered
Elixir Pharmaceuticals, Inc.	NUTRACENT	Australia	1025396	1,025,396	Oct 15 2004	5,42	Registered
Elixir Pharmaceuticals, Inc.	NUTRACENT	Canada	1,234,668			5,42	Pending
Elixir Pharmaceuticals, Inc.	NUTRACENT	CTM	004070355	004070355		5,42	Pending
Elixir Pharmaceuticals, Inc.	NUTRACENT	Japan	2004-094483	4,847,992	Mar 18 2005	5,42	Registered
Elixir Pharmaceuticals, Inc.	NUTRACENT	USA	78/403,395			5,42	Pending
THE SCIENCE OF OPTIMAL AGING
Elixir Pharmaceuticals, Inc.	THE SCIENCE OF OPTIMAL AGING	USA	78575907			5	Pending
ZENOFAST
Elixir Pharmaceuticals, Inc.	ZENOFAST	USA	77035909			5	Pending
ZENOGLIDE
Elixir Pharmaceuticals, Inc.	ZENOGLIDE	USA	77035911			5	Pending
ZENOMET
Elixir Pharmaceuticals, Inc.	ZENOMET	USA	77035913			5	Pending
ZENOVANCE
Elixir Pharmaceuticals, Inc.	ZENOVANCE	USA	77035912			5	Pending

TM Administrator - END OF REPORT	IPPO WebTMS: printed Aug 17 2007 21:30

5

Patents and Patent Applications

The Company owns or controls the patent and patent applications listed in the table below and pursuant to the license agreements set forth on Schedule 3.9(m) of the Schedule of Exceptions.

1. Assignee ELIXIR – Elixir owns the listed patent/application.

2. Assignee MIT – Elixir has exclusively licensed the patent/application from the Massachusetts Institute of Technology.

3. Assignee Northwestern – Elixir has exclusively licensed the patent/application from Northwestern University.

4. Assignee UCSF (Kenyon) – Elixir has exclusively licensed the patent/application from UCSF through the Regents of the University of California. The technology was developed in the laboratory of Cynthia Kenyon.

5. Assignee BMS – Elixir has exclusively licensed the patent/application from Bristol-Myers Squibb Company.

6. Assignee MCG – Elixir has exclusively licensed the patent/application from the Medical College of Georgia.

7. Assignee UCSF (Verdin) – Elixir has exclusively licensed the patent/application from UCSF through the Regents of the University of California. The technology was developed in the laboratory of Eric Verdin.

8. Assignee BIDMC/CMCC – Elixir has exclusively licensed the patent/application from co-owners Beth Israel Deaconess Medical Center and Children’s Medical Center.

9. Assignee Kissei- Elixir has exclusively licensed the patent/application form Kissei Pharmaceutical Company.

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
EP	ELIXIR	03813446.6		1573324	Cytochrome C Acetylation	ABANDONED	12/15/2003	9 /14/2005		13407- 026EP1
US	ELIXIR	10/538,823		US 2006-0051767 A1	Cytochrome C Acetylation	PUBLISHED	6/13/2005	3 /9 /2006		13407- 026US1
WO	ELIXIR	PCT/US03/39794		WO2004/055169	Cytochrome C Acetylation	NAT PHASE	12/15/2003	7 /1 /2004		13407- 026WO1
EP	ELIXIR	04703016.8		1587951	Substrate Detection Assay	ABANDONED	1/16/2004	10/26/2005		13407- 029EP1
US	ELIXIR	11/181,453		US 2006-0292652 A1	Substrate Detection Assay	ABANDONED	7/13/2005	12/28/2006		13407- 060001
WO	ELIXIR	PCT/US2004/01239		WO2004/064739	Substrate Detection Assay	NAT PHASE	1/16/2004	8 /5 /2004		13407- 029WO1
US	ELIXIR	10/562,389		US-2007-0105109-A1	SirT1 And Genetic Disorders	PUBLISHED	12/27/2005	5 /10/2007		13407- 039US1

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
WO	ELIXIR	PCT/US2004/021189		WO2005/004814	SirT1 And Genetic Disorders	NAT PHASE	7/1 /2004	1/20/2005		13407- 039WO1
AU	ELIXIR	2003272287			Regulation Of The Growth Hormone/ Igf-1 Axis	PENDING	9/8 /2003			13407- 020AU1
CA	ELIXIR	2497826			Regulation Of The Growth Hormone/ Igf-1 Axis	PENDING	9/8 /2003			13407- 020CA1
EP	ELIXIR	03754463.2		1546389	Regulation Of The Growth Hormone/ Igf-1 Axis	PUBLISHED	9/8 /2003	6/29/2005		13407- 020EP1
US	ELIXIR	10/656,530		US-2004-0121407-A1	Regulation Of The Growth Hormone/ Igf-1 Axis	PUBLISHED	9/5 /2003	6/24/2004		13407- 020001
WO	ELIXIR	PCT/US03/28096		WO2004-022005	Regulation Of The Growth Hormone/ Igf-1 Axis	NAT PHASE	9/8 /2003	3/18/2004		13407- 020WO1
US	ELIXIR	10/982,997		US-2005-0187237-A1	Therapeutic Compounds And Uses Thereof	PUBLISHED	11/4 /2004	8/25/2005		13407- 046001
CA	ELIXIR	2550091			Methods Of Treating A Disorder	PENDING	12/20/2004			13407- 052CA1
EP	ELIXIR	04815304.3		1694323	Methods Of Treating A Disorder	PUBLISHED	12/20/2004	8/30/2006		13407- 052EP1
JP	ELIXIR	2006-545607			Methods Of Treating A Disorder	PUBLISHED	12/20/2004	6/18/2007		13407- 052JP1
MX	ELIXIR	PA/A/2006/007054			Methods Of Treating A Disorder	PENDING				13407- 052MX1
AU	ELIXIR	2005208934			Treating A Viral Disorder	PENDING	1/31/2005			13407- 051AU1
CA	ELIXIR	2553814			Treating A Viral Disorder	PENDING	1/31/2005			13407- 051CA1
EP	ELIXIR	05712266.5		1734950	Treating A Viral Disorder	PUBLISHED	1/31/2005			13407- 051EP1

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
JP	ELIXIR	2006-551509			Treating A Viral Disorder	PENDING	1/31/2005			13407- 051JP1
CA	ELIXIR	2561801			Sulfonamides And Uses Thereof	PENDING	4/4/2005			13407- 056CA1
EP	ELIXIR	05733046.6		1789409	Sulfonamides And Uses Thereof	PUBLISHED	4/4/2005			13407- 056EP1
JP	ELIXIR	2007-506356			Sulfonamides And Uses Thereof	PENDING	4/4/2005			13407- 056JP1
AU	ELIXIR	2005277389			Growth-Hormone Secretagogues	PENDING	8/18/2005			13407- 063AU1
CA	ELIXIR	2576915			Growth-Hormone Secretagogues	PENDING	8/18/2005			13407- 063CA1
EP	ELIXIR	05786392.0		1781311	Growth-Hormone Secretagogues	PUBLISHED	8/18/2005			13407- 063EP1
JP	ELIXIR	N/A			Growth-Hormone Secretagogues	PENDING				13407- 063JP1
US	ELIXIR	11/451,086		US 2006-0293370 A1	Sulfonamide Compounds And Uses Thereof	PUBLISHED	6/12/2006			13407- 082001
AU	MIT	2002320325			Sir2 Activity	TRANSFER	7 /8 /2002			13407- 015AU1
WO	MIT	PCT/US02/021461		wo03/004621	Sir2 Activity	TRANSFER	7 /8 /2002	1/16/2003		13407- 015WO1
US	MIT	11/155,025			Sir2 Activity	TRANSFER	6/15/2005			13407- 015004
US	MIT	11/409,170		US-2007-0099830-A1	Sirt4 Activities	PUBLISHED	4/21/2006			13407- 087001
AU	UCSF (Kenyon)	2002350597			Eukaryotic Genes Involved In Adult Lifespan Regulation	PENDING	6/24/2002

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
CA	UCSF (Kenyon)	2451247			Eukaryotic Genes Involved In Adult Lifespan Regulation	PENDING	6/24/2002
EP	UCSF (Kenyon)	2752095.6		1406489	Eukaryotic Genes Involved In Adult Lifespan Regulation	PUBLISHED	6/24/2002	4/14/2004
WO	UCSF (Kenyon)	US02/020247		379,425	Eukaryotic Genes Involved In Adult Lifespan Regulation	PUBLISHED	6/24/2002	1/3/2003
US	UCSF (Kenyon)	11/282262			Eukaryotic Genes Involved In Adult Lifespan Regulation	PENDING	11/18/2005
WO	UCSF (Kenyon)	US03/25266		WO2004/015087	Eukaryotic Genes Involved In Adult Lifespan Regulation	PUBLISHED	8/11/2003	2/19/2004
US	UCSF (Kenyon)	10/536,635			Eukaryotic Genes Involved In Adult Lifespan Regulation	PENDING	5/26/2005
AU	UCSF (Kenyon)	2003256408			Eukaryotic Genes Involved In Adult Lifespan Regulation	PENDING
CA	UCSF (Kenyon)	2494066			Eukaryotic Genes Involved In Adult Lifespan Regulation	PENDING
EP	UCSF (Kenyon)	03785239.9			Eukaryotic Genes Involved In Adult Lifespan Regulation	PENDING
US	MIT	09/461,580		US-2003-0207325-A1	Methods For Identifying Agents Which Alter Histone Protein Acetylation, Decrease Aging, Increase Lifespan	PUBLISHED	12/15/1999	11/6/2003		13407- 016001

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
US	MIT	09/735,786			Methods For Identifying Agents Which Alter Histone Protein Acetylation, Decrease Aging, Or Increase Lifespan	PENDING	12/13/2000			13407- 016002
US	MIT	09/826,752	6,787,300		Identifying Lifespan- Altering Agents	ISSUED	4 /5 /2001	10/4/2001	9 /7/2004	13407- 017005
US	MIT	09/826,752	6,787,300		Identifying Lifespan- Altering Agents	ISSUED	4 /5 /2001	10/4/2001	9 /7/2004	13407- 017005
US	MIT	08/396,001	5,919,618		Genes Determining Cellular Senescence In Yeast	ISSUED	2 /28/1995		7 /6 /1999	13407- 017002
US	MIT	09/323,433	6,218,512		Genes Determining Cellular Senescence In Yeast	ISSUED-B	6 /1 /1999		4/17/2001	13407- 017003
US	MIT	08/861,464	5,874,210		Genes Determining Cellular Senescence In Yeast	ISSUED	5 /22/1997		2/23/1999	13407- 017004
US	MIT	10/912,434		US-2005-0009169-A1	Genes Determining Cellular Senescence In Yeast	ABANDONED	8 /5 /2004	1/13/2005		13407- 017006
WO	ELIXIR	PCT/US03/38628		WO2004/050898	AMPK Pathway Components	NAT PHASE	12/4 /2003	6/17/2004		13407- 025WO1
US	Northwestern	10/891,929			Reducing Polyglutamine-Based Aggregation	PENDING	7 /14/2004			13407- 043001
CA	Northwestern	2435136			Reducing Polyglutamine-Based Aggregation	PENDING	7 /15/2003			13407- 043CA1

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
US	ELIXIR	10/940,269		US 2005-0209300 A1	Methods Of Treating A Disorder	ABANDONED	9 /13/2004	9 /22/2005		13407- 044001
CA	ELIXIR	2538759			Methods Of Treating A Disorder	PENDING	9/13/2004			13407- 044CA1
EP	ELIXIR	04788727.8		1677794	Methods Of Treating A Disorder	PUBLISHED	9/13/2004	7/12/2006		13407- 044EP1
JP	ELIXIR	2006-526388		2007-505148	Methods Of Treating A Disorder	PUBLISHED		3/8/2007		13407- 044JP1
WO	ELIXIR	PCT/US2004/029942		WO2005/026112	Methods Of Treating A Disorder	NAT PHASE	9 /13/2004	3 /24/2005		13407- 044WO1
WO	ELIXIR	PCT/US2004/036870		WO2005/046682	Therapeutic Compounds And Uses Thereof	NAT PHASE	11/4 /2004	5 /26/2005		13407- 046WO1
CA	ELIXIR	2544602			Therapeutic Compounds And Uses Thereof	PENDING	11/4 /2004			13407- 046CA1
CN	ELIXIR	200480039713.3		CN1901908A	Therapeutic Compounds And Uses Thereof	PUBLISHED	11/4/2004	1 /24/2007		13407- 046CN1
EP	ELIXIR	04800764.5		1682136	Therapeutic Compounds And Uses Thereof	PUBLISHED	11/4/2004	7/26/2006		13407- 046EP1
IN	ELIXIR	2346/DELNP/2006			Therapeutic Compounds And Uses Thereof	PENDING	11/4/2004			13407- 046IN1
JP	ELIXIR	2006-538496		2007-510662	Therapeutic Compounds And Uses Thereof	PUBLISHED	11/4/2004	4/26/2007		13407- 046JP1
MX	ELIXIR	PA/A/2006/005038			Therapeutic Compounds And Uses Thereof	PENDING	11/4/2004			13407- 046MX1
WO	BIDMC/ CMCC	US01/25099		WO2002/014552	Genetic Loci indicative of propensity for longevity and methods for identifying propensity for age- related disease	PUBLISHED	8/10/2001	2/21/2002		Not ours
US	ELIXIR	11/047,757		US 2005-0256181 A1	Treating A Viral Disorder	PUBLISHED	1 /31/2005			13407- 051001
WO	ELIXIR	PCT/US2005/002755		WO2005/072408	Treating A Viral Disorder	NAT PHASE	1 /31/2005	8 /11/2005		13407- 051WO1
US	ELIXIR	11/018,018		US-2005-0250794-A1	Methods Of Treating A Disorder	PUBLISHED	12/20/2004	11/10/2005		13407- 052001
WO	ELIXIR	PCT/US2004/043207		WO2005/060711	Methods Of Treating A Disorder	NAT PHASE	12/20/2004	7 /7 /2005		13407- 052WO1

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
WO	ELIXIR	PCT/US2004/042907		WO2005/062849	Lifespan Management	NAT PHASE	12/20/2004	7/14/2005		13407- 053WO1
US	ELIXIR	10/583,187			Lifespan Management	PENDING	6 /16/2006			13407- 053US1
US	ELIXIR	11/048,490		US 2006-0019952 A1	Anti-Viral Therapeutics	PUBLISHED	1 /31/2005			13407- 054001
WO	ELIXIR	PCT/US2005/002897		WO2005/072412	Anti-Viral Therapeutics	NAT PHASE	1 /31/2005	8/11/2005		13407- 054WO1
AU	ELIXIR	2005208938		1715855	Anti-Viral Therapeutics	PUBLISHED				13407- 054AU1
CA	ELIXIR	2553670			Anti-Viral Therapeutics	PENDING				13407- 054CA1
EP	ELIXIR	05712361.4			Anti-Viral Therapeutics	PENDING				13407- 054EP1
JP	ELIXIR	2006-551523			Anti-Viral Therapeutics	PENDING				13407- 054CA1
US	ELIXIR	11/098,315		US 2005-0261332 A1	Sulfonamides And Uses Thereof	PUBLISHED	4 /4 /2005			13407- 056001
WO	ELIXIR	PCT/US2005/011357		WO 2005/097788 A3	Sulfonamides And Uses Thereof	NAT PHASE	4 /4 /2005			13407- 056WO1
US	ELIXIR	11/145,471		US-2006-0147947-A1	AMPK Pathway Components	PUBLISHED	6 /3 /2005	7/6/2006		13407- 057001
US	MIT	10/885,977		US 2005-0136429 A1	Sirt1 Modulation Of Adipogenesis And Adipose Function	PUBLISHED	7 /6 /2004	6/23/2005		13407- 058001
WO	MIT	PCT/US2004/021630		WO2005/002527	Sirt1 Modulation Of Adipogenesis And Adipose Function	ABANDONED	7 /6 /2004	1/13/2005		13407- 058WO1
WO	ELIXIR	PCT/US2005/029335		WO 2006/23608 A2	Growth-Hormone Secretagogues	NAT PHASE	8 /18/2005			13407- 063WO1

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
US	ELIXIR	11/227,696		US 2006-0193845 A1	Combination Therapy For Controlled Carbohydrate Digestion	PUBLISHED	9/14/2005			13407- 064001
CN	ELIXIR	200580030897.1			Combination Therapy For Controlled Carbohydrate Digestion	PENDING				13407- 064CN1
EP	ELIXIR	05800889.7		1796687	Combination Therapy For Controlled Carbohydrate Digestion	PUBLISHED				13407- 064EP1
JP	ELIXIR	N/A			Combination Therapy For Controlled Carbohydrate Digestion	PENDING				13407- 064JP1
WO	ELIXIR	PCT/US2005/033098		WO 2006/032011	Combination Therapy For Controlled Carbohydrate Digestion	NAT PHASE	9/14/2005			13407- 064WO1
WO	ELIXIR	PCT/US2005/034522	WO 2006/036932		Sulfonamides And Uses Thereof	NAT PHASE	9/27/2005			13407- 067WO1
US	ELIXIR	11/077,664		US 2006-0074124 A1	Methods Of Treating A Disorder	PUBLISHED	3/11/2005	4/6/2006		13407- 092001
AU	ELIXIR	2005284851			Methods Of Treating A Disorder	PENDING	9/13/2005			13407- 092AU1
CA	ELIXIR	2578355			Methods Of Treating A Disorder	PENDING	9/13/2005			13407- 092CA1
CN	ELIXIR	200580033718.X			Methods Of Treating A Disorder	PENDING	9/13/2005			13407- 092CN1
EP	ELIXIR	05803803.5		1793817	Methods Of Treating A Disorder	PUBLISHED	9/13/2005	6/13/2007		13407- 092EP1
IN	ELIXIR	1969/DELNP/2007			Methods Of Treating A Disorder	PENDING	9/13/2005			13407- 092IN1
JP	ELIXIR	N/A			Methods Of Treating A Disorder	PENDING	9/13/2005			13407- 092JP1

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
MX	ELIXIR	MX/a/2007/002816			Methods Of Treating A Disorder	PENDING	9/13/2005			13407- 092MX1
WO	ELIXIR	PCT/US2005/032760		WO 2006/031894	Methods Of Treating A Disorder	NAT PHASE	9 /13/2005	3/23/2006		13407- 092WO1
WO	ELIXIR	PCT/US2006/035761		WO2007/033292	Combination Therapy For Controlled Carbohydrate Digestion	PUBLISHED	9/13/2006			13407- 110WO1
US	ELIXIR	11/557,377			Combinations of Metformin and Mitiglinide	PENDING	11/7 /2006			13407- 112001
WO	ELIXIR	PCT/US2006/043376		WO2007/056387	Combinations of Metformin and Mitiglinide	PUBLISHED	11/7 /2006			13407- 112WO1
US	ELIXIR	60/866,363			PHARMACEUTICAL COMPOSITIONS AND METHODS	PENDING	11/17/2006			13407- 116P01
US	ELIXIR	11/564,815			SULFONAMIDE COMPOUNDS AND USES THEREOF	PENDING	11/29/2006			13407- 117001
WO	ELIXIR	PCT/US2007/070959			SULFONAMIDE COMPOUNDS AND USES THEREOF	PENDING	6 /12/2007			13407- 117WO1
WO	MCG	US03/037054		WO2004/048925	NaCT as a target for lifespan expansion and weight reduction.	PUBLISHED	11/20/2003	6/10/2004		Not ours

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
US	MCG	10/718359			NaCT as a target for lifespan expansion and weight reduction.	PUBLISHED	11/20/2003	5/5/2005		Not ours
EP	MCG	0379 6430.1			NaCT as a target for lifespan expansion and weight reduction.	PENDING				Not ours
WO	UCSF (Verdin)	US03/15813		WO2003/099210	Methods of Modulating Tubulin Deacetylase Activity	PUBLISHED	5/20/2003	12/4/2003		Not ours
US	UCSF (Verdin)	10/441854			Methods of Modulating Tubulin Deacetylase Activity	PENDING	5/20/2003			Not ours
EP	UCSF (Verdin)	03726921.4			Methods of Modulating Tubulin Deacetylase Activity	PENDING				Not ours
AU	UCSF (Verdin)	2003237248			Methods of Modulating Tubulin Deacetylase Activity	PENDING				Not ours
CA	UCSF (Verdin)				Methods of Modulating Tubulin Deacetylase Activity	PENDING			(274)	Not ours
CA	UCSF (Verdin)	2484013			Methods of Modulating Mitochondrial NAD- Dependent Deacetylase	PENDING	5/22/2003			Not ours
AU	UCSF (Verdin)	2003237248			Methods of Modulating Mitochondrial NAD- Dependent Deacetylase	PENDING				Not ours
EP	UCSF (Verdin)	03736714.1			Methods of Modulating Mitochondrial NAD- Dependent Deacetylase	PENDING				Not ours

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
WO	UCSF (Verdin)	US03/16499			Methods of Modulating Mitochondrial NAD-Dependent Deacetylase	PENDING	5/22/2003			Not ours
US	UCSF (Verdin)	10/444633			Methods of Modulating Mitochondrial NAD- Dependent Deacetylase	PENDING [ALLOWED CASE]	5/22/2003			Not ours
US	UCSF (Verdin)	11/839,292			Methods of Modulating Mitochondrial NAD- Dependent Deacetylase	PENDING	9/15/2007			Not ours
WO	UCSF (Verdin)	US04/043423		WO2005/062952	Compositions and Methods for Modulating Sirtuin Activity	PUBLISHED	12/22/2004	7/14/2005		Not ours
US	UCSF (Verdin)	11/022,192			Compositions and Methods for Modulating Sirtuin Activity	PENDING				Not ours
EP	UCSF (Verdin)	04815492.6			Compositions and Methods for Modulating Sirtuin Activity	PENDING				Not ours
CA	UCSF (Verdin)	2550157			Compositions and Methods for Modulating Sirtuin Activity	PENDING				Not ours
WO	BMS	US/03/027513		WO2004/021984	Heterocyclic Aromatic Compounds Useful As Growth Hormone Secretagogues	PUBLISHED	9/2/2003	3/18/2004		Not F&R
US	BIDMC/ CMCC	09/928102	6673546		Genetic Loci indicative of propensity for longevity and methods for identifying propensity for age- related disease	ISSUED	8/10/2001		1/6/2004

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
US	Kissei	07/860023	5202335		Succinic acid compounds	ISSUED		3/30/1992	4/13/1993
US	Kissei	09/979149			Immediate release medicinal compositions for oral use	PENDING		5/21/1999
US	Kissei	10/817898		US-2004-0192755	Immediate release medicinal compositions for oral use	PENDING	9/30/2004	4/6/2004
US	Kissei	10/817902		US-2004-0197400	Immediate release medicinal compositions for oral use	PENDING	1/17/2004	4/6/2004
US	Kissei	10/519102			Drug composition for blood sugar control	PENDING
US	Kissei	10/519155			Drug composition for prevention or inhibition of advance of diabetic complication	PENDING

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
Canada	Kissei	2062877	2062877					3/30/1992
Canada	Kissei	2373962
Canada	Kissei	2490250
Canada	Kissei	2489660
Mexico	Kissei	PA/a/2001/011898
Brazil	Kissei	PI-9917315-8

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
Brazil	Kissei	PCT/FR98/01405			Process for the preparation of a substituted perhydroisoindole		01/JUL/1998	03/OCT/2000
Canada	Kissei	PCT/FR98/01405	2,295,992		Process for the preparation of a substituted perhydroisoindole		01/JUL/1998
Mexico	Kissei	PCT/FR98/01405	215091		Process for the preparation of a substituted perhydroisoindole		01/JUL/1998
PCT	Kissei	PCT/FR98/01405			Process for the preparation of a substituted perhydroisoindole		01/JUL/1998	14/JAN/1999
USA	Kissei	PCT/FR98/01405	6,133,454		Process for the preparation of a substituted perhydroisoindole		01/JUL/1998
Argentina	Kissei	P010100820			New process for the preparation of isoindoline		23/FEB/2001	02/APR/2003

COUNTRY	ASSIGNEE	SERIALNO	PATENTNO	PUBLNO	TITLE	STATUS	FILING DATE	PUB DATE	ISSUE DATE	F&R Reference
Brazil	Kissei	PI0100757-2			New process for the preparation of isoindoline		23/FEB/2001	25/SEP/2001
Canada	Kissei	2,338,899			New process for the preparation of isoindoline		16/FEB/2001
Mexico	Kissei	2001/001921	216607		New process for the preparation of isoindoline		22/FEB/2001
US	Kissei	09/785,956	6,320,058		New process for the preparation of isoindoline		16/FEB/2001

License Agreements

Non-Exclusive License Agreement by and among Baylor College of Medicine and the Company, dated as of January 6, 2004.

Exclusive License Agreement by and among Beth Israel Deaconess Medical Center, Children’s Medical Center Corporation and Centagenetix, dated as of October 26, 2001.

Restatement and Amendment of Exclusive License Agreement by and among Boston Medical Center Corporation, Trustees of Boston University and the Company, dated as of June 9, 2004.

Exclusive License Agreement by and between BMS and the Company, dated as of April 25, 2005 (the “BMS Agreement”).

Exclusive License Agreement by and between Cancer Research Technology Ltd. and the Company, dated as of October 30, 2003.

Exclusive License Agreement on Mitiglinide by and between Kissei Pharmaceutical Co Ltd and the Company as of dated March 24, 2006 (the “Kissei License Agreement”).

Massachusetts Institute of Technology Exclusive Patent License Agreement by and between the Massachusetts Institute of Technology and the Company, dated as of June 29, 2001.

Exclusive License Agreement by and between the Medical College of Georgia Research Institute, Inc. and the Company, dated as of October 14, 2004.

Exclusive License Agreement by and between Northwestern University and the Company, dated as of June 3, 2005.

The Regents of the University of California Exclusive License Agreement with the Company for “Eukaryotic Genes Involved in Adult Life Span Regulation,” UC Case Nos. SF99-088 and SF03-008, by and between The Regents of the University of California and the Company, dated as of December 17, 2002, as amended on February 1, 2003.

Exclusive License Agreement for Tubulin Acetylation and Mitochondrial Histone Deacetylase, UC Case Nos. 2004-242, by and between the Regents of the University of California and the Company dated as of December 6, 2004.

Exclusive License Agreement for SIRT1 and HIV Transcription, UC Case Nos. 2004-242, by and between the Regents of the University of California and the Company dated as of May 10, 2005.